As filed with the Securities and Exchange Commission on April 15, 1999
                                             Registration Nos. :      333-26223
                                                                       811-8199

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

           Pre-Effective Amendment No.  _______   [     ]
           Post-Effective Amendment No. __ 5  __    [ X ]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 7 [ X ]

                           MONUMENT SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
           4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814
                   (address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 301-215-7550

                               Beth-ann Roth, Esq.
                            Dechert Price and Rhoads
                              1775 Eye Street, N.W.
                          Washington, D. C. 20006-2401

                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. It is proposed that this filing will become effective: (check appropriate box)

         on      (date)      pursuant to paragraph (a)(1) of Rule 485
      X  60 days after filing pursuant to paragraph (a)(1) of Rule 485 *
________   75 days after filing pursuant to paragraph (a)(2) of Rule 485
________   on _____ days after filing pursuant to paragraph (a)(2) of Rule 485
________   immediately upon filing pursuant to paragraph (b) of Rule 485
________   on _____ pursuant to (b) of Rule 485

*  acceleration requested to May 1, 1999, concurrent with  P. E. A. #4






                        [MONUMENT FUNDS GROUP, INC. LOGO]

                           MONUMENT SERIES FUND, INC.
                          1500 Forest Avenue, Suite 111
                            Richmond, Virginia 23229


                             MONUMENT INTERNET FUND
                         MONUMENT MEDICAL SCIENCES FUND
                  MONUMENT WASHINGTON AGGRESSIVE GROWTH FUND



                          PROSPECTUS DATED May 1, 1999

This Prospectus describes the Monument Internet Fund, Monument Medical Sciences Fund and the Monument Washington Aggressive Growth Fund (each, a "Fund"; collectively, the "Funds"). Each Fund represents a separate series of shares of common stock of the Monument Series Fund, Inc. (the"Company"), a recently organized mutual fund.

MONUMENT   INTERNET  FUND   ("INTERNET   FUND")  seeks  to  maximize   long-term
appreciation of capital by investing primarily in a non-diversified portfolio of Internet company equity securities.

A company is considered an Internet company if at least 50% of its assets, gross income, or net profits is committed to or derived from the research, design, development, manufacturing, or distribution of products, processes, or services used by Internet or Intranet-related businesses.

MONUMENT MEDICAL SCIENCES FUND ("MEDICAL SCIENCES FUND") seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of equity securities of medical sciences companies.

A company is considered a Medical Sciences Fund if it is principally engaged in research, development, production and distribution of medical products and services.

MONUMENT  WASHINGTON  AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND") seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of equity securities of Washington area companies with market capitalization of less than $2 billion at the time of purchase.

Washington area companies are those companies that are organized, headquartered in, have a major place of business in, and/or derive 50% of their revenues or operating earnings in Washington, D.C., Maryland, or Virginia.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.




TABLE OF CONTENTS

DESCRIPTION                                                   PAGE
-------------------------------------------------------------------------------

The Funds
Investment Objectives and Principal Strategies
     Monument Internet Fund
     Monument Medical Sciences Fund
     Monument Washington  Aggressive Growth Fund
Temporary Defensive Positions
Special Risk Considerations
     Internet Companies
     Medical Sciences Fund
     Washington  Area Companies
     Small Companies
     Technology and Research Companies
     Suitability for Investors
     Diversification
Table of Fees and Expenses
     Shareholder Fees
     Annual Fund Operating Expenses
The Company
     The Advisor
     Experience
     The Distributor
     Portfolio Manager
Shareholder Information
     Principal Underwriter
Buying Fund Shares
     Share Transactions
     Minimum Investments
     By Mail
     By Wire
     Public Offering Price
     When Shares are Priced
     Net Asset Value
Distribution Arrangements
     Rule 12b-1 Fees
     Right of Accumulation
     Waiver of Sales Charges
General
Redeeming Fund Shares
Exchanging Fund Shares
     Exchange Price
     Minimum Account
     Exchange Restriction
     Modification or Termination
     Small Account Redemptions
     Redemption Price
     Redemption Proceeds
     Redemptions in Kind
Dividends and Distributions
Tax Considerations
     The Funds
     Shareholders
     Tax Information
     Year 2000
Services To Help You Manage Your Account
     Automatic Investment Plan
     Telephone Transactions
     Statements and Reports
Proper Form
     Written Instructions
     Signature Guarantees
Share Certificates
Retirement Plan Accounts
Financial Highlights Information
     Monument Washington  Aggressive Growth Fund
     Monument Medical Sciences Fund (formerly Monument Washington Regional Growth Fund)





                                    THE FUNDS

The following discussion describes the investment objectives, principal strategies and risks of each Fund. Investment objectives are fundamental policies which can not be changed without the approval of a majority of that Fund's outstanding shares (within the meaning of the Investment Company Act of 1940 ("1940 Act")). Investment policies and restrictions are not fundamental, and therefore, unless otherwise required by law, can be changed by the Company's Board of Directors ("Board of Directors" or "Directors") without shareholder approval. As with any mutual fund, there can be no guarantee that investment objectives will be met.

                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

MONUMENT INTERNET FUND. The Internet Fund's investment objective is to maximize long-term appreciation of capital. The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its total assets in equity securities of companies principally engaged in Internet or Internet-related businesses. A company is considered principally engaged in an Internet, Intranet or Internet-related business if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacturing, or distribution of products, processes or services for use with Internet or Intranet related businesses.

The Internet is a global matrix of computers and computer networks connected by a high-speed infrastructure, which allows users to communicate quickly, and easily with each other. An Intranet is the application of Internet tools and concepts to a company's internal network. Currently, the most popular application on the Internet is the World Wide Web ("WWW"), a graphic-user-interface which allows information sharing and data transfer. Other Internet applications include e-mail, Intranet, extranet, and electronic commerce. Currently, development is occurring in such areas as infrastructure deployment, Internet access, content provision, data security, and electronic commerce.

When selecting investments for the Internet Fund, Monument Advisors (Advisors) will seek to identify Internet companies that are developing new or innovative products, services, or processes that will lead to a future growth in earnings. Such companies are likely to be relatively unseasoned companies. These companies generally will have no established history of paying dividends, and any dividend income is likely to be incidental.

MONUMENT MEDICAL  SCIENCES FUND (formerly  MONUMENT  WASHINGTON  REGIONAL GROWTH
FUND). The Medical Sciences Fund's investment objective is to maximize long-term appreciation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily (i.e., at least 80% of its total assets) in equity securities of companies principally engaged in research, development, production and distribution of medical products and services. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; and companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

When selecting investments for the Fund, Advisors will seek to identify medical sciences companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase.
Dividend income, if any, is likely to be incidental.

WASHINGTON AGGRESSIVE GROWTH FUND. The Aggressive Growth Fund's investment objective is to maximize long-term appreciation of capital. It seeks to achieve its objective by investing at least 80% of its total assets in equity securities of Washington area companies with market capitalization of less than $2 billion at the time of purchase.

When selecting investments for the Aggressive Growth Fund, Advisors will seek to identify Washington area companies that are developing new or innovative products, services, or processes that will lead to a future growth in earnings. Such companies are likely to be relatively unseasoned companies involved in new and emerging industries. These companies generally will have no established history of paying dividends, and any dividend income is likely to be incidental.

Although the Aggressive Growth Fund's emphasis will be on companies with smaller market capitalization, the Fund intends to seek out growth companies suitable for the Fund without regard to market capitalization. Accordingly, the Fund may invest in well-established companies as well as newer companies. The securities of these smaller companies may be listed on national securities exchanges or traded in the OTC market.

                          TEMPORARY DEFENSIVE POSITIONS

For temporary defensive purposes, each Fund may make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If that occurs, the Fund may not achieve its investment objective.

                           SPECIAL RISK CONSIDERATIONS

When you own shares of a Fund, you not only have the ability to participate in potential increases in share value, you also bear the risk that the value of the Fund's shares may decline. This section discusses some of the special risks associated with an investment in the Funds.

INTERNET COMPANIES. The Internet Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The Internet Fund may involve significantly greater risks and therefore may experience greater volatility. The Internet Fund may involve significantly greater risks and therefore may experience greater volatility than a mutual fund that diversifies its investments across many industries or does not primarily invest in Internet related companies.

MEDICAL SCIENCES FUND. The special risks of the Medical Sciences Fund are that the economic prospects of health sciences companies can dramatically fluctuate due to changes in the regulatory and competitive environment. A substantial portion of health services and research are funded or subsidized by the government, and so changes in government policy at the federal or state level may affect the demand for health care products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new drugs and certain medical devices may be introduced. Medical sciences companies face lawsuits related to product liability and other issues. Also, many products and services provided by medical science companies require substantial capital investment and are subject to rapid obsolescence.

WASHINGTON AREA COMPANIES. Because the Aggressive Growth Fund intends to invest primarily in Washington area companies, changes in the economic, political, regulatory, and business environment in the Washington area are likely to have a greater impact on the Fund than on mutual funds with investments that are not geographically focused.

SMALL COMPANIES. Each of the Funds may invest in companies with small market capitalization (i.e., less than $500 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Aggressive Growth and Internet Fund shares to be more volatile than the shares of a mutual fund (such as the Medical Sciences Fund) that invests primarily in larger company stocks.

TECHNOLOGY AND RESEARCH COMPANIES. Consistent with its investment objective, each of the Funds expects to invest a portion of its assets in securities of companies involved in biological technologies, computing technologies, or communication technologies (collectively, "technology sectors"), and companies related to these industries. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis. The technology sectors historically have been volatile and securities of companies in these sectors may be subject to abrupt or erratic price movements. Advisors will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies. In addition, because these companies compete globally, the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies on such companies' businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

SUITABILITY FOR INVESTORS. Before investing in a Fund, you should consider whether the Fund suits your financial objectives. You may wish to consider such factors as the amount of your purchases, the length of time you expect to hold Fund shares, and the risk that the value of any mutual fund may decline. You may also want to consider the risks of investing in a non-diversified mutual fund that is geographically focused (Aggressive Growth Fund), or sector focused (Internet Fund and the Medical Sciences Fund), with a recently organized investment adviser, and whether you desire dividend income. You should not rely on the Funds for short-term financial needs or for short-term investment in the stock market. The Funds are intended to be part of a well-balanced, comprehensive investment program.

DIVERSIFICATION. The Funds are non-diversified under the 1940 Act, which means that there is no restriction under the 1940 Act on how much these Funds may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, each of these Funds will, among other things, limit its investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets. In addition, the Funds, with respect to 50% of their total assets, will limit their investments in the securities of any issuer to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. Nevertheless, the Funds may still be more susceptible than a diversified mutual fund to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector in which these Funds may maintain investments.

(Graph goes here)
Annual Average Return (without adjusting for Sales Charge) of the Monument Medical Sciences Fund (formerly the Monument Washington Regional Growth
Fund).

Monument Medical Sciences Fund
(formerly the Monument Washington Regional Growth Fund)

Quarter              Total Return
1st              10.90%
2nd                3.16%
3rd             -14.16%
4th              29.12%
Year 1998        26.80%

S&P 500
Quarter              Total Return
1st              13.53%
2nd                2.91%
3rd             -10.30%
4th              20.86%
Year 1998        26.66%

Note: (1)  Past Performance Is Not Indicative of Future Performance
      (2) On a quarterly basis, the Medical Sciences Fund had a mean return of 7.24% and standard deviation of 18.01%. Due to the short history of the Fund, these summary statistics do not have the same statistical significance as other funds with five or more years of history.

Annual Average Return (without adjusting for Sales Charge) of the Monument Washington Aggressive Growth Fund.

Monument Washington  Aggressive Growth Fund
Quarter              Total Return
1st             23.10%
2nd             -4.47%
3rd             -13.26%
4th             32.83%
Year 1998       33.10%

Russell 2000
Quarter              Total Return
1st               9.99%
2nd              - 4.84%
3rd             -20.50%
4th             16.05%
Year 1998        -3.44%

Note: (1)  Past Performance Is Not Indicative of Future Performance
      (3) On a quarterly basis, the Aggressive Growth Fund had a mean return of 8.95% and standard deviation of 21.06%. Due to the short history of the Fund, these summary statistics do not have the same statistical significance as other funds with five or more years of history.



Annual Average Return (adjusted for Sales Charge) of Monument Medical Sciences Fund (formerly the Monument Washington Regional Growth Fund)

Year            Total Return
1998             20.78%

Annual Average Return (adjusted for Sales Charge) of Monument Washington Aggressive Growth Fund

Year            Total Return
1998                               26.79%

Best and Worst Quarter Returns ( without adjusting for Sales Charge) of Monument Medical Sciences Fund
(formerly the Monument Washington Regional Growth Fund)

                Total Return
Best Quarter    4Q98  29.14%
Worst Quarter   3Q98 -14.28%

Best and Worst Quarter Returns ( without adjusting for Sales Charge) of Monument Washington Aggressive Growth Fund

                Total Return
Best Quarter    4Q98  30.40%
Worst Quarter   3Q98 -13.22%

                           TABLE OF FEES AND EXPENSES

The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


MEDICAL      AGGRESSIVE

SCIENCES            GROWTH     INTERNET

FUND                   FUND              FUND
-------------------------------------------------------------------------------

Maximum Sales Charge (Load)(1)
4.75%(1)           4.75%(1)                  4.75%(1)
Maximum Deferred Sales Charge
None                  None                        None
Maximum Sales Charge Imposed on
  Reinvested Income  Dividends and Distributions
None                  None                        None
Redemption Fees
None                  None                        None
Exchange
Fee
None                  None                        None


                         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from fund assets as a percentage of average net assets)

Advisory
Fee
1.00%                 1.00%                        1.00%
Distribution (12b-1) Fees(2)
 .50%                    .50%                          .50%
Other Expenses
 .40%(4)                .40%(4)                     .40%(3)
------                 -------                     -------

Total Fund Operating Expenses
1.90%(4)               1.90%(4)                  1.90%(3)

(1) As a percentage of offering price. Reduced rates apply to purchase payments over $50,000. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."
(2) Each Fund has approved a Plan of Distribution Pursuant to Rule 12b-1 providing for the payment of a maximum distribution fee, equal to 0.50% of its average daily net assets, to Monument Distributors, Inc., the principal underwriter for each Fund. See "Rule 12b-1 Plan." Long-term investors may pay more than the economic equivalent of the maximum front end sales charges permitted by the National Association of Securities Dealers.
(3) Internet Fund expenses are based on estimated amounts for the current fiscal year. (4) The Advisor has agreed to waive its fees and pay expenses to maintain total operating expenses to 1.90% of average daily net assets through February 29, 2000. For the period ended October 31, 1998, actual expenses were 51.07% and 58.25% for the Medical Sciences Fund and Aggressive Growth Fund, respectively.

EXAMPLE. This example assumes that you invest $10,000 in a Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 Year         3 Years         5 Years        10 Years
                     ------------------------------------------------------
 Internet Fund            $  659          $1,044         $1,453         $2,592
Medical Sciences Fund *   $  659          $1,044         $1,453         $2,592
Aggressive Growth Fund *  $  659          $1,044         $1,453         $2,592

* These costs are net of advisor fee waivers and reimbursements to maintain total operating expenses to 1.90%. Absent this commitment, your costs would be:

Medical Sciences Fund          $4,219          $7,327         $8,231
$8,585
Aggressive Growth Fund         $4,546          $7,339         $7,949
$8,116

The above examples assume payment of the maximum initial sales charge of 4.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

THE COMPANY. The Company is a Maryland corporation organized on April 7, 1997. It is registered with the SEC as a open-end management investment company. Each of its three Funds is non-diversified. The Company's authorized capital consists of 2 billion shares of common stock with a par value of $0.001 per share. The Company currently offers, on a continuous basis, three series of common stock, namely, the Medical Sciences Fund, the Aggressive Growth Fund and the Internet Fund, each of which is currently authorized to issue up to 250 million shares. The Company may offer additional series in the future.

THE ADVISOR. Monument Advisors, Ltd. ("Monument Advisors" or "Advisors") serves as each Fund's investment advisor and provides overall management of the Company's business affairs. See "Management in the SAI."

Monument Advisors, located at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, President of Advisors, and President of the Company. David A. Kugler is an affiliate of the Company and Monument Advisors. Monument Advisors is a recently organized company that also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of May 1, 1999, Advisors managed or supervised in excess of $40 million in assets.

EXPERIENCE.   Monument   Advisors  is  a   investment   adviser   managing  the
portfolio   investments  of  qualified   individuals,   retirement  plans,  and
trusts.  Monument  Advisors has advised  mutual funds since January 1998.

THE DISTRIBUTOR. Monument Distributors, Inc., ("Monument Distributors" or "Distributors") an affiliate of Monument Advisors, serves as each Fund's principal underwriter. See "Buying, Redeeming, and Exchanging Shares."

PORTFOLIO MANAGER. Alexander C. Cheung, C.F.A., serves as the portfolio manager for each of the Funds. Mr. Cheung has nine years investment management experience and has been with Advisors since August, 1997.
Previously, Mr. Cheung served as Managing Director of Lion Rock Capital Management, Inc., and portfolio manager at Anchor Asset Management, Inc. Before joining Anchor Asset Management, Inc., Mr. Cheung worked as an investment counselor at W.H. Newbold's Sons & Co.

                             SHAREHOLDER INFORMATION

PRINCIPAL UNDERWRITER. Monument Distributors, located at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. and an affiliate of Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler and Peter L. Smith are affiliates of the Company and Monument Distributors. Mr. Smith serves as Vice President and Assistant Secretary of the Company.

                               BUYING FUND SHARES

SHARE TRANSACTIONS. You can purchase and redeem Fund shares, or exchange shares of one Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Company or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent, at the address set out on the cover page of this Prospectus or by telephoning 1-888-420-9950. A sales charge may apply to your purchase.

MINIMUM INVESTMENTS. The minimum initial investment in a Fund is $1000. Subsequent investments must be at least $250. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts.

BY MAIL. You may buy shares of each Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Monument Series Fund," c/o Fund Services, Inc., at the address set out on the cover page of this Prospectus. Fund Services, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form."

Third party checks are not accepted for the purchase of Fund shares.

BY WIRE. You may also wire payments for Fund shares to the wire bank account for the appropriate Fund. Before wiring funds, please call 1-888-420-9950 to advise the Fund of your investment and to receive further instructions.
Please remember to return your completed and signed application to the address set out on the cover page of this Prospectus. See "Proper Form."

PUBLIC OFFERING PRICE. When you buy shares of a Fund, you will receive the public offering price per share as determined after your order is received in good order. Each Fund's public offering price per share is equal to the Fund's net asset value per share plus a sales charge, described below, paid to Distributors.

WHEN SHARES ARE PRICED. Each Fund is open for business each day the New York Stock Exchange ("Exchange") is open. Each Fund determines its share price as of the close of regular trading on the Exchange, generally 4:00 p.m. EST. If you purchase your shares through a broker, the Fund will be deemed to have received your order when the order is accepted as being in good form by the broker. However, your broker must receive your request before the close of the regular trading on the Exchange to receive that day's net asset value ("NAV").

NET ASSET VALUE. Each Fund's share price is equal to the NAV per share of the Fund. Each Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of each Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, Advisors will determine their market value in accordance with procedures adopted by the Board. For information on how the Funds value their assets, see "Valuation of Fund Shares" in the SAI.

                            DISTRIBUTION ARRANGEMENTS
                                                  Sales Charge as a
                                                  Percentage of
                                                                      Amount
                                                                      Paid to
                                                                      Dealers as
                                                                      a
Amount of Purchase at the                   Offering       Net Amt.  Percentage
Public Offering Price                       Price          Invested  of Offering


$50,000 or less                               4.75%       4.99%        4.00%
Over $50,000   through  $100,000              3.50%       3.63%        3.00%
Over $100,000   through  $500,000             2.50%       2.56%        2.25%
Over $500,000 through  $1,000,000             2.50%       2.56%        2.25%
Above $1,000,000                              0.25%       0.25%        0.25%


RULE 12-b 1 FEES. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Under the Plan, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets. Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares .The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Company's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

RIGHT OF ACCUMULATION. You may reduce the sales charge by combining the amount invested in a Fund with certain previous purchases of shares of any Monument Fund. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

WAIVER OF SALES CHARGES.  No sales charge shall apply to:

(1) reinvestment of income dividends and capital gain distributions; (2) exchanges of one Fund's shares for those of another Fund; (3) purchases of Fund shares made by current or former directors, officers, or employees of the Company, Advisors, Monument Distributors, The Monument Funds Group, Inc., or The Monument Group, Inc., and by members of their immediate families, and employees (including immediate family members) of broker-dealer distributing Fund shares;
(4) purchases of Fund shares by Distributors for its own investment account for investment purposes only;
(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;
(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;
(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;
(8) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment advisor or financial planner on the books and records of the broker or agent;
(9) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and, (10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket.

Additional  information  regarding  the  waivers  may  be  obtained  by  calling
1-888-420-9950.   All  account   information   is  subject  to  acceptance   and
verification by Monument Distributors.

GENERAL. The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of any Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, Distributors until it has been confirmed in writing by Distributors and payment has been received.

                              REDEEMING FUND SHARES

You can redeem shares of the Funds by submitting your order either through your authorized broker or by submitting it directly to the Fund, either by writing to Fund Services, Inc. at the address set out on the cover page of this Prospectus, or by telephoning 1-888-420-9950. See "Proper Form."

                             EXCHANGING FUND SHARES

You can exchange shares of one fund for those of the other fund, under the Company's exchange privilege ("Exchange Privilege"), by submitting your order in proper form, as explained under "Redeeming Fund Shares."

EXCHANGE PRICE. Your exchange request will be processed based on the NAV of the Fund shares to be exchanged and the Fund shares to be bought, as determined after receipt of your order in proper form. Exchanges are taxable transactions. See "Additional Information on Distributions and Taxes" in the SAI.

MINIMUM ACCOUNT. The minimum amount permitted for each exchange between existing accounts in the Funds is $250. The minimum amount permitted for an exchange that establishes a new Fund account is $1,000.

EXCHANGE RESTRICTION. The Fund may restrict exchange of shares that have been exchanged within the previous 90 days.

MODIFICATION OR TERMINATION. Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, either Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of either Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

SMALL ACCOUNT REDEMPTIONS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem your shares if, as a result of redemptions, the value of your account drops below each Fund's $1,000 minimum balance requirement ($250 in the case of IRAs, or other retirement plans and custodial accounts). Each Fund will give you 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares.

REDEMPTION PRICE. Your redemption request will be processed based on the NAV of the applicable Fund's shares as determined after receipt of your order in proper form.

REDEMPTION PROCEEDS. Redemption proceeds will generally be paid by the next business day after processing, but in no event later than three business days after receipt by Fund Services, Inc. of your redemption order in proper form. If you are redeeming shares that you just purchased and paid for by personal check, the mailing of your redemption proceeds may be delayed for up to ten (10) calendar days to allow your check to clear (this holding period does not apply to cashier's, certified, or treasurer's checks). Additionally, the Company, on behalf of each Fund, may suspend the right of redemption or postpone the date of payment during any period that the Exchange is closed, trading in the markets that a Fund normally utilizes is restricted, or redemption is otherwise permitted to be suspended by the SEC.

REDEMPTIONS IN KIND. The Company reserves the right to redeem its shares in kind. In other words, upon tendering shares of a Fund, you could receive assets other than cash in return. The Company will, however, pay cash in response to all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 from a Fund or one percent of the net asset value of a Fund at the beginning of such period. See "Buying, Redeeming, and Exchanging Shares" in the SAI for more information.

                           DIVIDENDS AND DISTRIBUTIONS

The Internet Fund, Medical Sciences Fund and Aggressive Growth Fund currently intend to declare and pay dividends from net investment income, if any, on an annual basis. Each Fund currently intends to make distributions of realized capital gains, if any, on an annual basis. You may reinvest income dividends and capital gain distributions in additional Fund shares at current net asset value (i.e., without payment of a sales charge). Each of the Funds declares and pays income dividends from its net investment income, usually in December. Capital gains distributions, if any, are also made in December.

Income dividends and capital gain distributions are calculated and distributed the same way for each Fund. The amount of any income dividends will differ as a result of the individual investment strategies of each Fund. Income dividend payments are not guaranteed, are subject to the Board's discretion, and may vary from time to time. NONE OF THE FUNDS PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

Each Fund will automatically reinvest any income dividends and capital gains distributions in additional shares of the Fund unless you select another option on your application. You may change your distribution option at any time by notifying us by mail or phone, as directed on the cover page of this Prospectus. Please allow at least seven days prior to the record date for us to process the new option.

                               TAX CONSIDERATIONS

THE FUNDS. Each Fund intends to qualify for special tax treatment afforded to regulated investment companies under the Code. To establish and continue its qualification, each Fund intends to diversify its assets as the Code requires. Each Fund also intends to distribute substantially all of its net investment income and capital gains to its shareholders to avoid federal income tax on the income and gains so distributed.

SHAREHOLDERS. For federal income tax purposes, any income dividend that you receive from the Funds, as well as any net short term capital gain distribution, is generally taxable to you as ordinary income whether you have elected to receive it in cash or in additional shares.

Distributions of net long-term capital gains are generally taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares and regardless of whether you have elected to receive such distributions in cash or in additional shares.

Dividends and certain interest income earned from foreign securities by the Fund may be subject to foreign withholding or other taxes. The Fund may be permitted to pass on to its shareholders the right to a credit or deduction for income or other tax credits earned from foreign investments and will do so if possible. These deductions or credits may be subject to tax law limitations. Generally, distributions are taxable to you for the year in which they are paid. In addition, certain distributions that are declared and payable in October, November or December, but which, for operational purposes, are paid the following January, are taxable as though they were paid by December 31st of the year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss.

TAX INFORMATION. The Funds will advise you promptly, after the close of each calendar year, of the tax status for federal income tax purposes of all income dividends and capital gain distributions paid for such year.

The foregoing is only a general discussion of applicable federal income tax provisions. For further information, see "Additional Information on Distributions and Taxes" in the SAI. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR PARTICULAR TAX SITUATION.

YEAR 2000. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of Advisors, the Administrator, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. Advisors has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. Advisors has also been informed that comparable steps are being taken by the Fund's other major service providers. Advisors does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

                   SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN. Our automatic investment plan offers a convenient way to invest in the Funds. Under the plan, you can automatically transfer money from your checking account to the Fund(s) each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan application. The value of the Funds' shares will fluctuate and the systematic investment plan will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying us by mail or phone.

TELEPHONE TRANSACTIONS. You may redeem shares of a Fund, or exchange shares of one Fund for that of another Fund, by telephone. Please refer to the sections of this Prospectus that discuss the transaction you would like to make, or call 1-888-420-9950. We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to send written instructions to us, as described elsewhere in this Prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

STATEMENTS AND REPORTS. You will receive transaction confirmations and account statements on a regular basis. Confirmations and account statements will reflect transactions in your account, including additional purchases and reinvestments of income dividends and capital gain distributions. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM. You will also receive semi-annual financial reports for each Fund in which you have invested. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Please call 1-888-420-9950 if you would like an additional free copy of the Funds' financial reports.

                                   PROPER FORM

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

WRITTEN INSTRUCTIONS. Registered owners must sign any written instructions. To avoid any delay in processing your transaction, such instructions should include:

     - your name,
     - the Fund's name,
     - a description of the request,
     - for exchanges, the name of the Fund you are exchanging into, - your account number, - the dollar amount or number of shares, and - your daytime or evening telephone number.

SIGNATURE GUARANTEES. For our mutual protection, we require a signature guarantee in the following situations:

      -if you wish to redeem over $50,000 worth of shares, -if you want redemption proceeds to be paid to someone other than the registered owners,
    -if you want redemption proceeds to be sent to an address other than the address of record, a preauthorized bank account, or a preauthorized brokerage firm account, -if we receive instructions from an agent, not the registered owners, or
   -if we believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. The Company reserves the right to issue share certificates on behalf of each of the Funds at any time.

RETIREMENT PLAN ACCOUNTS. You may not change distribution options for retirement plan accounts by telephone. While you may sell or exchange shares by phone, certain restrictions may be imposed on other retirement plans. To obtain any required forms or more information about distribution or transfer procedures, please call 1-888-420-9950.



FINANCIAL HIGHLIGHTS INFORMATION

MONUMENT WASHINGTON  AGGRESSIVE  GROWTH
FUND

Financial Highlights
For a Share Outstanding Throughout The Period






                                             January 6* to
                                              October 31,
                                                  1998

Per Share Operating
  Performance
Net asset value,
   Beginning of year                             $10.00

Income from investment
   Operations-
   Net investment income                           0.04
   Net realized and unrealized
    gain (loss) on investments                     0.74

    Total from investment operations               0.78

Net asset value, end of year                     $10.78

Total Return                                      7.80%
Ratios/Supplemental Data
Net assets, end of period (000's)                 $181
Ratio to average net assets-
  Expenses                                       58.25%
  Net investment income                            .70%
Portfolio turnover rate                          88.00%




*  Commencement of operations

See Notes to Financial Statements



MONUMENT MEDICAL SCIENCES FUND
(formerly Monument Washington
Regional Growth Fund)

Financial Highlights
For a Share Outstanding Throughout
The Period


                                       January 6* to
                                       October 31,
                                          1998

Per Share Operating
Performance
Net asset value,
   Beginning of year                     $10.00

Income from investment
   Operations-
   Net investment
income (loss)                              0.04
   Net realized and
unrealized
    gain (loss) on
investments                                0.28

    Total from
investment operations                      0.32

Net asset value, end
of year                                  $10.32

Total Return
                                           3.20%
Ratios/Supplemental
Data
Net assets, end of
period (000's)                             $214
Ratio to average net assets-
  Expenses                                51.07%

  Net investment
income                                      .66%
Portfolio turnover rate                   82.00%


*  Commencement of operations

See Notes to Financial Statements






Apart from the Prospectus and the SAI, the Company's registration statement contains certain additional information that may be of interest to you. You may obtain that information from the SEC by paying the charges prescribed under its rules and regulations.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL FUND SHARES IN ANY STATE OR JURISDICTION IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE SAI.

[Back Cover]

For more information about the Funds, you may wish to refer to the Company's Statement of Additional Information ("SAI"), dated May 1, 1999, and the Company's annual or semi-annual report, which is on file with the Securities and Exchange Commission ("SEC") and incorporated herein by reference. You can obtain a free copy of the SAI by writing to "Monument Series Fund," c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, or by calling 1-888-420-9950. General inquiries regarding the Funds may also be directed to the above address or telephone number. Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website (http://www.sec.gov) that contains reports, the Prospectus, SAI, material incorporated by reference, and other information regarding the Company.



                           MONUMENT SERIES FUND, INC.

                             MONUMENT INTERNET FUND
                         MONUMENT MEDICAL SCIENCES FUND
               MONUMENT WASHINGTON REGIONAL AGGRESSIVE GROWTH FUND

             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999

This Statement of Additional Information ("SAI") is not a Prospectus. It contains additional information that you should read in conjunction with the prospectus, dated May 1,1999 ("Prospectus"), for the Monument Series Fund, Inc. Capitalized terms appearing in this SAI that are not otherwise defined herein have the same meaning given to them in the Prospectus. You may obtain a copy of the Prospectus by writing "Monument Series Fund," c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, or by calling 1-888-420-9950.


TABLE OF CONTENTS
                     PAGE

Investment Policies
Potential Risks
Investment Restrictions
Directors and Officers
Committees Established by the Board of Directors
Investment Advisory and Other Services
Principal Holders of Securities
Portfolio Transactions and Brokerage
Further Description of the Company's Shares
Buying, Redeeming, and Exchanging Shares
Valuation of Fund Shares
Additional Information On Distributions and Taxes
Performance Information
Appendix A: Performance Comparisons
Financial Statements

THE COMPANY. The Company, a Maryland corporation organized on April 7, 1997, is an open-end management investment company. Each of its three Funds is non-diversified. The Company's authorized capital consists of 2 billion shares of common stock with a par value of $0.001 per share. The Company currently offers, on a continuous basis, three series of common stock, namely, the Medical Sciences Fund, the Aggressive Growth Fund and the Internet Fund, each of which is currently authorized to issue up to 250 million shares. The Company may offer additional series in the future.

When issued, shares of each Fund are fully-paid, non-assessable, and have equal rights as to redemption and participation in income dividends, earnings, and assets remaining in liquidation. Shareholders have no preemptive or conversion rights.

                               INVESTMENT POLICIES

The Prospectus describes the fundamental investment objectives and certain investment policies and restrictions applicable to each Fund. The following is additional information for your consideration.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. Subject to this limitation, the Board of Directors has authorized each Fund to invest in restricted securities where such investment is consistent with that Fund's investment objective, and has authorized such securities to be considered liquid to the extent Advisors determines that there is a liquid institutional or other market for such securities -- for example, restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("1933 Act"), and for which a liquid institutional market has developed. The Board of Directors will review any determination by Advisors to treat a restricted security as a liquid security on an ongoing basis, including Advisors' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisors and the Board of Directors will take into account the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to buy or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) other such factors as Advisors may determine to be relevant.

WRITING CALL OPTIONS. Each Fund may write (sell) covered call options. Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

WRITING COVERED OVER-THE-COUNTER ("OTC") OPTIONS. A Fund may write (sell) covered call options that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC call options give the holder the right to buy an underlying security from an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.

FUTURES CONTRACTS. Each Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements allow a Fund to acquire ownership of a debt security which the seller agrees (at the time of the sale) to repurchase at a mutually agreed upon time and price. The security's yield during the Fund's holding period is thus predetermined.

WARRANTS. Each Fund may invest in warrants. A warrant is a security that gives the holder the right, but not the obligation, to purchase a given number of shares of a particular company at a fixed price within a certain period of time. Warrants generally trade in the open market and may be sold rather than exercised.

                                 POTENTIAL RISKS

OPTIONS AND FUTURES. Although each Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon Advisors' ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

REPURCHASE AGREEMENTS. Although each Fund will enter into repurchase agreements only with institutions that Advisors believes present minimal credit risks, it is conceivable that a repurchase agreement issuer could seek relief under bankruptcy laws or otherwise default on its obligations under its repurchase agreement. In that event, a Fund could experience both delays in liquidating the underlying securities, and losses including: (1) a possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; (3) a possible loss on the sale of the underlying collateral; and (4) the expense of enforcing its rights.

WARRANTS. The purchaser of a warrant expects the market price of the security underlying the warrant to exceed the purchase price of the warrant plus the exercise price of the warrant, thus yielding a profit. It is possible, however, that the market price of the security underlying a warrant will not exceed the exercise price of the warrant before the expiration date. Consequently, the purchaser of a warrant risks the loss of the entire purchase price. Price movements in the security underlying a warrant are generally not as great as the warrant's price movements. Therefore, the price of a warrant tends to be more volatile and may not correlate exactly to the price of its underlying security.

                             INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions as fundamental policies for each Fund. These restrictions may not be changed for any given Fund without the approval of the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities present at a shareholder meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. Thus, the investment restrictions of one Fund may be changed without affecting those of the another Fund. Under the restrictions, each Fund MAY NOT:

1. issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings;

2. make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the Fund's total assets (at the time of the most recent loan). This limitation does not apply to purchases of debt securities or to repurchase agreements;

3. borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). No Fund will purchase securities when its borrowings exceed 5% of its total assets;

4. invest more than 25% of the Fund's total assets (at the time of the most recent investment) in any single industry, except in the case of the Internet Fund and the Medical Sciences Fund. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities;

5. act as an underwriter, except to the extent that (in connection with the disposition of portfolio securities) the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

6. invest in securities for the purpose of exercising management or control of the issuer, except that each Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, regulations thereunder, or exemptions herefrom;

7. purchase or sell commodity contracts, except that each Fund may (as appropriate and consistent with its investment objectives and policies) enter into financial futures contracts, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, and repurchase agreements;

8. effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

9. purchase or sell real estate or any interest therein, except that each Fund may (as appropriate and consistent with its investment objectives and policies) invest in securities of corporate and governmental entities secured by real estate or marketable interests therein, or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership of such securities; or

10. invest in the securities of other investment companies, except that each Fund may acquire securities of another investment company pursuant to a plan of reorganization, merger, consolidation or acquisition, or except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate
      (1) more than 3% of the issuer's outstanding voting stock, (2) more than 5% of the Fund's total assets, and (3) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets, or except as otherwise permitted by the 1940 Act and the regulations thereunder or exemptions therefrom.

In addition to these fundamental policies, it is the present policy of each Fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate its assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, or invest its short-term cash in shares of a money market mutual fund (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments). It is also the present policy of each Fund not to invest more than 5% of its net assets (valued at the lower of cost or market) in warrants, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchange.

PORTFOLIO TURNOVER. There are no limitations on the length of time that a Fund must hold a portfolio security. A Fund may sell a portfolio security and reinvest the proceeds whenever Advisors deems such action prudent from the viewpoint of a Fund's investment objective. A Fund's annual portfolio turnover rate may vary significantly from year to year. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of a Fund's distributions constituting taxable capital gains may increase. Monument Advisors does not expect the annual portfolio turnover rates for a Fund to exceed 120%.

                             DIRECTORS AND OFFICERS

The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The Board of Directors also elects the officers of the Company, who are responsible for administering day-to-day operations. Affiliations for the Officers and Board of Directors (including principal occupations for the past five years) are shown below. Members of the Board of Directors who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk (*).

                                                         Principal Occupations
Name, Address, and Age              Positions Held with the Company
During the Past Five Years
*David A. Kugler (39)                  Director, President and Treasurer
President and Director, The Monument
4847 Cordell Avenue, Suite 290                                Group, Inc. (a
holding company)
Bethesda, MD 20814                                       1997-Present;
President and Director
                                                    The Monument Funds Group,
                                                    Inc. (a  holding company),
                                                    1997-Present;   President
                                                    and Director, Monument
                                                    Advisors, Ltd;
                                                    1997-Present President and
                                                    Director, Monument
                                                    Distributors, Inc.,
                                                    1997-Present; Account
                                                    Vice  President, Paine
                                                    Webber, Inc.,  1994-1997;
                                                    Financial Consultant,
                                                    Merrill Lynch & Co.,
                                                    1990-1994


Peter L. Smith (67)       Vice President and  Assistant Secretary
Special Investigator (Senior
4847 Cordell Avenue, Suite 290                                     Examiner)
National Association of Bethesda, MD 20814
Securities Dealers Regulation
                                                    District 10 (New York
                                                    City),1997-1998; Senior
                                                    Staff
                                                    Accountant, Office of
                                               Compliance
                                                    Inspections and
                                               Examinations, U.S.
                                                    Securities and Exchange
                                               Commission,
                                                    Washington, D.C.,
                                               1974-1997.


Francine F. Carb (41)                        Director
President, Markitects, Inc. (marketing
421 Woodland Circle                                 consulting), 1994-Present;
                                               President,
Radnor, PA  19087-4640                              Francine Carb & Associates
                                                    (marketing  consulting),
                                                    1992-1994

Victor Dates (60)                               Director
Adjunct Professor, Coppin State
2107 Carter Dale Road                                         College,
1998-Present; Assistant
Baltimore, MD  21209                                          Professor,
Howard University,
                                                    1988-1998.

George DeBakey (48)                        Director
Director, International Operations,
19 Blue Hosta Way                                        International ESPA,
1998-Present;
Rockville, MD  20850                                          Instructor at
American University,
                                                    1992-1998.

G. Frederic White, III  (45)               Director, Secretary
                      Management Consultant (small business
3107 Albemarle Road                                      management
consulting), 1985-1997;
Wilmington, DE 19808                                      Business Manager,
Trinity Episcopal
                                                    Parish, 1997-Present.

Rhonda Wiles-Roberson, J.D (46)      Director
Sr. Vice President, Institutional Funding &
1227 Boucher Avenue                                      Business Development,
Hispanic Radio
Annapolis, MD 21403                                      Network, Inc. , -
Present; Principal, RWR
                                                      Consults (business
                                                   advisors), 1995-Present;
                                                      General Counsel, NAPWA
                                                   Services, Inc.
                                                    (pharmaceutical company),
                                                    1993-1995;
                                                    Associate General Counsel,
                                                    Calvert Group, Ltd.
                                                    (sponsor of investment
                                                    companies),

1990-1993

Directors and officers of the Company who are affiliated with Advisors and/or Distributors receive no remuneration from the Company. Each Director who is not an interested person of the Company receives a fee of $2,000 annually, plus an additional fee of $500 per day for attendance at any meeting of the Board of Directors or one of its committees (including any meeting held by telephonic conference). Directors also receive reimbursement for any expenses incurred in attending board and committee meetings. The Board of Directors generally meets quarterly.

In addition, those Directors and officers of the Company who are also shareholders of The Monument Group, Inc., the parent company of Advisors and Distributors, may also receive indirect remuneration by virtue of their indirect interests in Advisors and Distributors, respectively.

Director White provided business consultation services to Monument Advisors on two limited projects in 1997 for compensation totaling less than $1,500.

               COMMITTEES ESTABLISHED BY THE BOARD OF DIRECTORS.

The Company has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Nominating Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The Audit Committee assists the Board of Directors in fulfilling its responsibilities for the Company's accounting and financial reporting practices, and acts as a liaison between the Board of Directors and Deloitte & Touche LLP, the Company's independent public accountant. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Audit Committee.

EXECUTIVE COMMITTEE: The Executive Committee may exercise its powers during those intervals between meetings of the full Board of Directors. The Executive Committee possesses all of the powers of the Board of Directors in the management of the Company except as to those matters that specifically require action by the Board of Directors. Directors Kugler and Wiles-Roberson are members of the Executive Committee.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee determines in good faith a fair value for any of the Company's portfolio investments that do not have a readily available market quotation or sales price. The Committee then presents such valuations and the basis therefor at the next meeting of the Board of Directors for their good faith confirmation or change. Director Kugler is a member of the Pricing and Investment Committee. Alexander Cheung, an employee of Monument Advisors, is also a member of the Pricing and Investment Committee.

NOMINATING COMMITTEE: The Nominating Committee nominates candidates for election to the Board of Directors, whether such candidates be interested or non-interested persons of the Company. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Nominating Committee.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, Advisors provides the following services to each Fund: (1) furnishing an investment program ((a) determining what investments a Fund should purchase, hold, sell, or exchange;
(b) determining the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities; (c) rendering regular reports to the Company regarding the decisions that it has made with respect to the investment of the assets of each Fund and the purchase and sale of its investment securities (including the reasons for such decisions, the extent to which it has implemented such decisions, and the manner in which it has exercised any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities);
(d) placing orders for the execution of each Fund's securities transactions (in accordance with any applicable directions from the Board of Directors) and rendering certain reports to the Company regarding brokerage business placed by Advisors; (e) using its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of any Fund, and any similar payments; (4) advising the Board of Directors of any fees or payments of whatever type that it may be possible for Advisors or an affiliate thereof to receive in connection with the purchase or sale of investment securities for any Fund; (5) assisting the Custodian with the valuation of the securities of each Fund, and in calculating the net asset value of each Fund;
(6) providing assistance to the Company with respect to the Company's registration statement, regulatory reports, periodic reports to shareholders and other documents (including tax returns), required by applicable law; (7) providing assistance to the Company with respect to the development, implementation, maintenance, and monitoring of a compliance program; and (8) furnishing, at its own expense, adequate facilities and personnel for the Directors and officers of the Company to manage the Company's affairs.

Under the Advisory Agreement, the advisory fee for each Fund is payable at the end of each calendar month, determined by applying the annual rates as set out in the Prospectus to the average daily net assets of each Fund.

The Advisory Agreement for both the Medical Sciences Fund and the Washington Regional Aggressive Growth Fund was approved by the Board of Directors on October 27, 1997. The Advisory Agreement for the Internet Fund was approved by the Board of Directors on June 30, 1998. Each agreement was subsequently approved by the initial shareholder of each Fund, following his investment of each Fund's initial capitalization. The Advisory Agreements will remain in effect for two years from the date of their execution and will continue in effect from year to year as long as its continuance is specifically approved at least annually by a vote of the Board of Directors (on behalf of each Fund) or by a vote of the holders of a majority of each Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the vote must be cast by a majority of Board members who are not interested persons or Advisors of the Company (other than as members of the Board of Directors). Voting must occur in person at a meeting specifically called for that purpose. The Advisory Agreement may be terminated without penalty at any time by the Board of Directors or Advisors. With respect to an individual Fund, the Advisory Agreement may be terminated by a vote of a majority of the Fund's shareholders. Termination either occurs on 60 days' written notice, or automatically in the event of an assignment of the agreement, as defined in the 1940 Act.


                         PRINCIPAL HOLDERS OF SECURITIES

As of April 9, 1999, Samuel M. Hunn of 7909 Hermitage Road, Richmond, Virginia, 23228, has controlled the Medical Sciences Fund by virtue of his ownership of 54.51% of its shares. Mr. Hunn also owns 4.882% of the Aggressive Growth Fund.

As of April 9, 1999, Mr. David A. Kugler of 9616 Glencrest Lane, Kensington, Maryland 20895 has had beneficial ownership of 6.466% of the Medical Sciences Fund and 7.615 % of the Aggressive Growth Fund. As of that date, Mr. Kugler has also owned, of record, 2.386 % of the shares of the Medical Sciences Fund, and 2.810% of the shares of the Aggressive Growth Fund. The remainder of Mr. Kugler's beneficial ownership of the shares of each Fund (4.080 % of the shares of the Medical Sciences Fund, and 4.805% of the shares of the Aggressive Growth
Fund) was due to his ownership interests in Monument Distributors, Inc.

As of April 9,  1999,  Herbert  Klein,  III,  of 1081  Carriage  Hills  Parkway,
Annapolis, Maryland, had beneficial ownership of 5.005% of the shares of the Medical Sciences Fund and 5.891% of the shares of the Aggressive Growth Fund.

As of April 9, 1999, Monument Distributors, Inc., which Mr. Kugler is the controlling shareholder, located at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, owned, 4.295% of the shares of the Medical Sciences Fund and 5.058% of the shares of the Aggressive Growth Fund.

In addition to the foregoing, as of April 9, 1999, had varying percentages of ownership (both of record and beneficial) of shares of the Aggressive Growth
Fund: (1) Florence Cheung 430 Jean Way, King of Prussia, Pennsylvania, 19406, 10.922%; (2) Frederick Siewers, Jr. 606 Chandler Circle, Richmond, Virginia, 23229, 5.341%; (3) Ron Miller Associates, Inc. Profit Sharing Plan and Trust 10500 Rockville Pike #501, Rockville, Maryland, 20852, 5.593%; and (4) Malvin Stern and Karen Olsen 18 Bucks Meadow Lane, Newtown, Pennsylvania, 18940, 5.483% (shares held jointly).

As of April 9, 1999, the Company's directors and officers, as a group, had beneficial ownership of 11.215% of the shares of the Medical Sciences Fund, 11.241% of the shares of the Aggressive Growth Fund and less than 1% of the Internet Fund.

INVESTMENT ADVISOR. Monument Advisors, located at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, President of Advisors, and President of the Company. David A. Kugler is an affiliate of the Company and Monument Advisors. Monument Advisors is a recently organized company that also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of January 31, 1999, Advisors managed or supervised in excess of $20 million in assets.

Pursuant to the Advisory Agreement with the Company, Advisors receives a monthly fee from each Fund. This fee is calculated as an annualized rate of 1.00% of the monthly average net assets of each Fund through $50 million; 0.75% of the monthly average net assets between $50 and $100 million; and 0.625% of the monthly average net assets exceeding $100 million.

Monument Advisors serves as the investment advisor to each Fund pursuant to an investment advisory agreement, dated October 30, 1997 ("Advisory Agreement"). Subject to the supervision of the Board of Directors, Advisors is responsible under the Advisory Agreement for selecting and managing each Fund's portfolio investments in accordance with each Fund's investment objective, policies and restrictions. Advisors also is responsible for placing orders for the purchase and sale of each Fund's investments with broker-dealers selected by Advisors. In addition, pursuant to the Advisory Agreement, Advisors provides overall management of the Company's business affairs. Under the Advisory Agreement, Advisors has, among other things, agreed to render regular reports to the Board of Directors regarding its investment decisions and brokerage allocation practices for each Fund , to assist each Fund's custodian in valuing portfolio securities and computing each Fund's net asset value, and to furnish each Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting.

PRINCIPAL UNDERWRITER. Monument Distributors, located at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler is an affiliate of the Company and Monument Distributors.

Pursuant  to  a  distribution  agreement  ("Distribution  Agreement"),  Monument
Distributors has agreed to use its best efforts as principal underwriter to promote the sale of each Fund's shares in a continuous public offering. On October 27, 1997, the Distribution Agreement (dated November 27, 1997) was approved as to each Fund by the Board of Directors. The Distribution Agreement is in effect for two years from the date of its execution and will continue to be in effect thereafter if approved annually by a vote of the Board of Directors, or by a vote of the holders of a majority of the Company's outstanding voting securities. In either case, votes must be cast by a majority of Board members who are not parties to the Distribution Agreement or interested persons of any such party (other than as members of the Board of Directors). Votes must also be cast in person at a meeting called specifically for that purpose. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Monument Distributors pays the expenses of distributing the Company's shares, including advertising expenses and the cost of printing sales materials and prospectuses. The Company pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Monument Distributors) and of sending prospectuses to existing shareholders.

For its services, Monument Distributors receives a commission for the sale of each Fund's shares (in the amount set forth, and as described, in the Prospectus).

PLAN OF DISTRIBUTION. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan").

RULE 12b-1 PLAN. The Board of Directors, on behalf of the Medical Sciences Fund and the Washington Regional Aggressive Growth Fund, unanimously approved a Plan of Distribution pursuant to Rule 12b-1 ("Plan") on October 27, 1997. A Plan of Distribution was approved on behalf of the Internet
Fund on June 30, 1998.

Pursuant to these Distribution Plans, Monument Distributors is entitled to receive a 12b-1 fee for certain activities and expenses that are intended to result in the sale of Fund shares. The Board of Directors adopted the Distribution Plan in hopes of increasing the sale of each Fund's shares lowering overall Fund expenses through economies of scale. The Plan is in effect for an initial one year period, and will remain in effect provided that the Board of Directors (including a majority of Rule 12b-1 Directors described below) approves its continuance by votes cast in person at an annual meeting called for that purpose. Rule 12b-1 Directors include those Directors who are not interested persons of the Company, and who have no direct or indirect financial interest in the operation of the Plan or any related agreements.

Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Under the Plan, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets. The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation.

The activities and expenses financed by the 12b-1 fee may include, but are not limited to: (1) compensation for expenses (including overhead and telephone expenses) incurred by employees of Distributors who engage in the distribution of the shares of each Fund; (2) printing and mailing of prospectuses, statements of additional information, and periodic reports to prospective shareholders of each Fund; (3) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each Fund; (4) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the shares of each Fund; (5) expenses of holding seminars and sales meetings designed to promote the distribution of the shares of each Fund; (6) expenses of obtaining information and providing explanations to prospective shareholders of each Fund regarding its investment objectives and policies and other information pertaining to it, including its performance; (7) expenses of training sales personnel offering and selling each Fund's shares; and (8) expenses of personal services and/or maintenance of shareholder accounts with respect to the shares of each Fund.

A majority of Rule 12b-1 Directors must approve material amendments to the Plan. In addition, the amount payable by a Fund under the Plan may not materially increase without the approval of a majority of the outstanding voting securities of that Fund. With respect to each individual, the Plan may be terminated at any time by a majority of Rule 12b-1 Directors or by a majority of the outstanding voting securities of that Fund.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT. Star Bank, N.A. located at 425 Walnut Street, Cincinnati, Ohio 45202, Star Bank, N.A. acts as custodian of the assets of each Fund, including securities and cash received in connection with the purchase of Fund shares. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Commonwealth Fund Accounting, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as an investment accounting agent for each Fund's portfolio securities and other assets. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as the transfer agent and dividend dispersing agent for each Fund.

FUND ADMINISTRATION. Pursuant to an Administrative Services Agreement with the Company dated October 20, 1998 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Advisor. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. As administrator, CSS receives an assets-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $18,000 per year for a period of two years from the date of the Administrative Agreement. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

INDEPENDENT  PUBLIC  ACCOUNTANT.  Deloitte & Touche LLP,  located at University
Square,  117  Campus  Drive,  Princeton,   New  Jersey  08540,  serves  as  the
Company's independent public accountant.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Advisors, pursuant to the Advisory Agreement and subject to the general control of the Board of Directors, places all orders for the purchase and sale of securities of each Fund. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best combination of price and execution ("best execution") available. Advisors will consider such factors as it deems relevant, including the extent of the security market, the financial condition and execution capability of the broker-dealer, and the reasonableness of any commission.

In the allocation of brokerage business used to purchase securities for a Fund, Advisors may give preference to those broker-dealers who provide brokerage, research, or other services to Advisors as long as there is no sacrifice in obtaining best execution. Such services may include the following: (1) advice concerning the value of securities (the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities); (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and (3) various functions incidental to effecting securities transactions, such as clearance and settlement. Research generated by broker-dealers who execute transactions on behalf of the Company may be useful to Advisors in rendering investment management services to other clients (including affiliates of Advisors). Conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Advisors in carrying out its obligations to the Company. While such research may be used by Advisors in providing investment advice to all its clients (including affiliates of Advisors), not all of it may be used by Advisors for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by Advisors, and the expenses of Advisors will not necessarily be reduced by the receipt of supplemental research.

When portfolio transactions are executed on a securities exchange, the amount of commission paid by a Fund is negotiated between Advisors and the broker executing the transaction. Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

Monument Advisors may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender offer solicitation. As a means of recapturing brokerage for the benefit of such Fund, any portfolio securities tendered by the Fund will be tendered through Advisors if it is legally permissible to do so. The next advisory fee payable to Advisors will be reduced by the cash amount received by Advisors, less any costs and expenses incurred in connection with the tender. Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any of its Funds, or by other accounts or companies for which Advisors provides investment advice (including affiliates of Advisors). On occasions when Advisors deems the purchase or sale of a security to be in the best interest of the Company, as well as Advisors' other clients, Advisors, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions (if any). In such event, Advisors will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to all customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

VOTING. Shares of each Fund have equal voting rights, except that shareholders of each Fund will vote separately on matters affecting only that Fund. Fractional shares have proportionately the same rights as do full shares. The voting rights of each Fund's shares are non-cumulative, which means that the holders of more than 50% of the shares of the Funds voting for the election of Directors have the ability to elect all of the Directors, with the result that the holders of the remaining voting shares will not be able to elect any Director.

The Company does not intend to hold annual shareholder meetings, though it may, from time to time, hold special meetings of Fund shareholders, as required by applicable law. The Board of Directors, in its discretion, as well as the holders of at least 10% of the outstanding shares of a Fund, may also call a shareholders meeting. The federal securities laws require that the Funds help you communicate with other shareholders in connection with the election or removal of members of the Board.

                  FURTHER DESCRIPTION OF THE COMPANY'S SHARES

VOTING RIGHTS. According to the Company's By-Laws, and under Maryland law, an annual shareholder meeting need not be held in any year in which Directors must be elected (as dictated by the 1940 Act). On any matter submitted to the shareholders, each shareholder is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. On matters affecting one Fund differently from the another Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund. Shares do not have cumulative voting rights. In other words, holders of more than 50% of the shares elect 100% of the Board of Directors, while the holders of less than 50% of the shares may not elect any person as a Director. Shareholders of a particular Fund may have the power to elect all of the Company's Directors if that Fund has a majority of the total outstanding shares of the Company.

DIVIDEND RIGHTS. Income dividends and capital gain distributions on shares of a particular Fund may be paid with such frequency as the Board of Directors determines. This may occur daily, or with such frequency as the Board of Directors determines by resolution. Dividends and distributions may be paid to shareholders of a particular Fund from the income and capital gains, accrued or realized, attributable to the assets belonging to that Fund, after the Board of Directors provides for the Fund's actual and accrued liabilities. All dividends and distributions on shares of a particular series or class will be distributed pro rata to the shareholders in proportion to the number of shares held by them on the date and time of record established for the payment of such dividends or distributions. The Board of Directors may declare and distribute a stock dividend to shareholders of Fund through the distribution of shares of another Fund.

LIQUIDATION RIGHTS. In the event of the liquidation of a Fund, the shareholders of that Fund will be entitled to receive (when and as declared by the Board of Directors) any of a Fund's assets that are in excess of its liabilities. The shareholders of one Fund will therefore not be entitled to any distribution upon liquidation of another Fund. The assets distributed to the shareholders of a Fund will be in proportion to the number of shares of that Fund held by each shareholder as recorded on the Company books. The liquidation of any particular Fund in which there are outstanding shares may be authorized by an instrument in writing signed by a majority of the Directors then in office, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as the quoted phrase is defined in the 1940 Act.

PRE-EMPTIVE, CONVERSION, AND TRANSFER RIGHTS. When issued, each Fund's shares are fully paid, non-assessable, have no pre-emptive or subscription rights, and are fully transferable (the Board of Directors may, however, adopt lawful rules and regulations with reference to the method of transfer). Subject to the 1940 Act, the Board of Directors has the authority to allow a shareholder the option of exchanging his or her shares for shares of the another Fund in accordance with such requirements and procedures as the Board of Directors may establish.

                   BUYING, REDEEMING, AND EXCHANGING SHARES

ADDITIONAL INFORMATION ON BUYING SHARES. The Company currently offers shares of the Funds through advertisements and mailings. In the future, shares will be offered on the Internet. When you buy shares, if you submit a check or a draft that is returned unpaid to the Company we may impose a $50 charge against your account for each returned item. Brokers through which you buy shares may designate intermediaries to accept orders on behalf of the Funds.

REINVESTMENT DATE. Fund shares acquired through the reinvestment of dividends will be purchased at the Fund's net asset value, as determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON REDEEMING SHARES: REDEMPTIONS IN KIND. The Company, on behalf of the Funds, will pay in cash (by check) all requests for redemption by any shareholder of record of a Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the
Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

ADDITIONAL INFORMATION ON EXCHANGING SHARES. If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if Advisors believes that attractive investment opportunities (consistent with a Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of each Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See "Buying, Redeeming, and Exchanging Shares" in the Prospectus.

ADDITIONAL INFORMATION ON SALES CHARGES. As described in the Prospectus, the offering price of each Fund's shares is based on that Fund's NAV per share, plus an initial sales charge that is paid to Monument Distributors. See "Public Offering Price," "Redemption Price," and "Net Asset Value" in the Prospectus. Initial sales charges do not apply to certain classes of per sons or transactions, as described in "Waiver of Sales Charges" in the Prospectus. The reason for the waiver of sales charges in these situations is that they do not involve the same level of expenses that are associated with the sale of Fund shares to the general public. In addition, as shown in the table under "Public Offering Price" in the Prospectus, initial sales charges decline as the amount of Fund shares purchased increases to reflect certain economies of scale in the selling effort associated with larger purchases.

GENERAL INFORMATION. We will consider dividend and capital gain distribution checks that the U.S. Postal Service returns marked "unable to forward" as a request by you to change your dividend option to reinvest all distributions. We will reinvest the proceeds in additional shares at the net asset value of the applicable Fund(s) until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct, from your account, the costs of our efforts to find you. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and any other available payment mediums that you use buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

                            VALUATION OF FUND SHARES

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System (for which market quotations are readily available) are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the closing bid and asked prices on that day. Over-the-counter portfolio securities (other than securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Portfolio securities that are traded both on the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisors. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and asked prices, options are valued within the range of the current closing bid and asked prices if the valuation is believed to fairly reflect the contract's market value.

In most cases, trading in corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The values used in computing the net asset value of each Fund is determined as of those times. Occasionally, events which affect the values of these securities occur between the times they are determined and the scheduled close of the Exchange and are therefore not reflected in the computation of the net asset value of a Fund. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board of Directors.

Securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service. In this case, the security's is based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk, and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined by procedures approved by the Board of Directors. With the Board's approval, a Fund may utilize a pricing service to perform any of the above described functions.

               ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS.  You may receive two types of distributions from a Fund:

1. Income dividends. Each Fund receives income in the form of dividends, interest, and other investment-derived income. The total income, less expenses incurred in the Fund's operation, is its net investment income, from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from net short-term and net long-term capital gains (after taking into account any capital loss carry forward or post-October loss deferral) may be made annually in December, and reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year as well as any undistributed capital gains from the prior fiscal year. Each Fund may make more than one capital gain distribution in any year or adjust the timing of these distributions for operational or other reasons.

TAXES. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board of Directors reserves the right to alter a Fund's qualified status as a regulated investment company if this is deemed more beneficial to the shareholders. If the Board elected to take such action, that individual Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains. In either case, distributions to shareholders are taxable to the extent of the Fund's available earnings and profits.

In addition to the limitations discussed below, all or a portion of the income dividends paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally dividends from U.S. domestic corporations stock which is not debt-financed by the Fund and is held for a minimum period) is less than 100% of its distributable income, then the amount of income dividends paid to corporate shareholders which is eligible for such deduction may not exceed the aggregate amount of qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by each Fund in the Company's annual report to shareholders.

Corporate shareholders should note that income dividends and distributions paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that the availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for more than 45 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in shares of a Fund. Corporate shareholders whose investment in a Fund is "debt-financed" for tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction. The entire income dividend and capital gain distribution, including the portion which is treated as a deduction, may be included in the tax base on which the alternative minimum tax is computed. Under certain circumstances, this may also result in a reduction in the shareholder's tax basis in its Fund shares, if the shares have been held for less than two years.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, and at least 98% of its capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund). These amounts must be distributed to you by December 31 of each year in order to avoid the imposition of a federal excise tax. For tax purposes, under these rules those capital gain distributions that are declared in October, November, or December but for operational reasons may not be paid to you until the following January, will be treated as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare any such capital gain distributions in December and to pay them in either December or January in order to avoid the imposition of this tax. Each Fund does not guarantee, however, that its capital gain distributions will be sufficient to avoid any or all federal excise taxes.

For federal and state income tax purposes, redemptions of a Fund's shares and exchanges of shares of one Fund for those of another. For most shareholders, gain or loss will be an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares of a Fund will be disallowed to the extent that other shares of the Fund are purchased (through reinvestment of income dividends, capital gain distributions or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares repurchased. All or a portion of the sales charge incurred in buying shares of a Fund will not be included in the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in another Fund of the Company and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of a Fund's shares.

A Fund's investment in options and futures contracts, including any stock options, stock index options, stock index futures, and options on stock index futures are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures, and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These Section 1256 positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts, and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of its shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or other contract that substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for each Fund to qualify as a regulated investment company, at least 90% of each Fund's annual gross income must consist of dividends, interest, and certain other types of qualifying income. Foreign exchange gains earned through a Fund's investment in stock or securities, as well as options or futures based on those stocks or securities, is considered qualifying income for purposes of this 90% limitation.

The Funds may be subject to foreign withholding taxes or other foreign taxes on income (including capital gains) on certain of its foreign investments, thus reducing the return on those investments. In any year in which a Fund qualifies, it may elect to allow certain shareholders to take a credit or a deduction for their shares of qualified foreign taxes paid by the Fund in their gross income total. Each shareholder would then include in his or her gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.

                             PERFORMANCE INFORMATION

From time to time, each Fund may state its average annual and cumulative total returns in advertisements and sales literature. SUCH PERFORMANCE DOES NOT REPRESENT THE ACTUAL EXPERIENCE OF ANY PARTICULAR INVESTOR, AND IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

AVERAGE  ANNUAL  TOTAL  RETURN.  Each Fund  computes  its average  annual total
return    according   to   the    following    formula    prescribed   by   the
SEC:

                                        n
                                  P(l+T) = ERV

      Where:

                  P     =     a hypothetical initial investment of $1,000
                  T     =     average annual total return
                  n     =     number of years
                  ERV   =     ending redeemable value of a hypothetical
                              $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Average annual total return calculations reflect the deduction of a maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed. Each Fund may also show average annual total return calculations.

CUMULATIVE TOTAL RETURN. Each Fund may also quote its cumulative total return in advertisements and sales literature. Each Fund computes cumulative total return in a manner similar to that used to average annual total return, except that it will not annualize the results. The SEC has not prescribed a standard formula for computing cumulative total return. The Funds calculate cumulative total return according to the following formula:

                                 C = (ERV/P) -1

      Where:

                  P     =     a hypothetical initial investment of $1,000
                  C     =     cumulative total return
                  ERV   =     ending redeemable value of a hypothetical
                              $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Cumulative total return calculations also reflect the deduction of a maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed.

OTHER PERFORMANCE QUOTATIONS. Each Fund may, from time to time, quote average annual and cumulative total returns using different assumptions about applicable sales charges.

VOLATILITY. Occasionally, a Fund may include in advertisements and sales literature statistics that show the volatility or risk of an investment in the Fund, as compared to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation measures the variability of net asset value or total return of a Fund around an average over a specified period of time. The greater the standard deviation, the greater the assumed risk in achieving performance.

                             PERFORMANCE COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objectives, advertisements and sales materials about a Fund may discuss certain measures of performance as reported by various financial publications. These materials also may compare a Fund's performance to that of other investments, indices, performance rankings, averages and other information prepared by recognized mutual fund statistical services. See the Appendix for examples of the types of performance comparisons that a Fund may make.

Each Fund may compare its performance to the various averages, indices and investments listed below. In addition, advertisements and sales literature for each Fund may discuss certain performance information set out in the various financial publications listed below.

      1. Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

      2. Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

      3. The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

      4. Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

      5. Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure of total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

      6. CDA Mutual Fund Report, published by CDA Investment Technologies,  Inc.
      - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

      7. Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity Fund.

      8. Value Line Index - an unmanaged index which follows the stock of approximately 1,700 companies.

      9. Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

      10. Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

      11. Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

      12. Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market. The average market capitalization (as of May 1995) is $1.74 billion.

      13. Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The average market capitalization (as of May 1995) is $288 million.

      14. Stocks, Bonds, Bills, and Inflation, published by Lbbotson Associates-historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

      15. Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

Advertisements also may compare a Fund's performance to the return on certificate of deposits ("CDs") or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. Government. An investment in a Fund is not insured by any federal, state or private entity.


                              FINANCIAL INFORMATION



Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:



                         The Monument Funds Group, Inc.

                         4847 Cordell Avenue, Suite 290

                            Bethesda, Maryland 20814



The books of each Fund will be audited at least once each year by Deloitte & Touche LLP, of Princeton, New Jersey.



The Fund's audited financial statements and notes thereto for the year ended October 31, 1998 and the unqualified report of Deloitte & Touche LLP, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 520-8637.


                PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)      (1)      Articles of  Incorporation  of the Registrant are
                           herein  incorporated by reference to the
Registrant's
                           Initial Registration from the Statements on Form
N-1A
                           (File Nos.  333-26233  and  811-8199)  filed with
the
                           Securities  and  Exchange  Commission  (the "SEC")
on
                           April 30, 1997.

Articles Supplementary of the Registrant are herein
                        incorporated by reference to  Pre-Effective Amendment
                           No. 1 to  Registrant's  Registration Statement
                        on  Form  N-1A  (File  Nos. 333-26233 and 811-8199)
                        as filed with the SEC on October 21, 1997.

                  (3)      Articles Supplementary of the Registrant creating
the
                           Monument Internet Fund are  herein incorporated
by                      reference to Post-Effective Amendment No. 3 to
   Registrant's Registration Statement on Form N-1A File
   Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.


         (b)      By-Laws of the Registrant are incorporated by reference
herein               to the Registrant's Registration Statement on Form N-1A
(File                Nos. 333-26233 and 811-8199) filed with the SEC on April
30,             1997.

         (c)      Not Applicable.

         (d)      (1)      Investment  Advisory  Agreement  dated October 20,
                           1997  between  Monument Advisors,  Ltd.  and  the
                           Registrant is herein  incorporated by reference to
                           Pre-Effective   Amendment  No.  2  to
Registrant's
                           Registration   Statement  on  Form  N-1A  (File
Nos.
                           333-26233  and  811-8199)  as  filed  with the SEC
on
                           December 22, 1997.

                  (2) Amendment to Schedule A of the Investment Advisory Agreement dated October 20, 1997 between Monument Advisors, Ltd. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.

         (e)   (1)         Distribution Agreement dated November 27, 1997
                        between Monument Distributors, Inc. and the
                           Registrant is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's
                           Registration Statement on Form N-1A (File Nos.
                           333-26233 and 811-8199) as filed with the
                            SEC on December 22, 1997.

                (2) Amendment to the Distribution Agreement dated November 27, 1997 between Monument Distributors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A
                           (File Nos. 333-26233 and 811-8199) as filed with
                        the SEC on November 3, 1998.

         (f)      Not Applicable.

         (g)      (1)      Custody and Accounting Agreement dated November 2,
                           1997 between Investors Fiduciary Trust and the
                        Registrant is deleted and no longer in force.

                  (2)      Custody Agreement dated October 15, 1998 between
Star
                           Bank, N.A. and the Registrant is filed herewith as
                           Exhibit 23(g)(2).

         (h)      (1)      Transfer Agent Agreement dated October 31, 1997
                           between State Street Bank and Trust Company and
the
                           Registrant is deleted and is no longer in force.

                  (2)      Administration Agreement  dated October 31,
                           1997 between State Street Bank and Trust Company
                         and the Registrant is deleted and no longer in force.

                  (3)      Administrative  Services  Agreement dated October
20,
                           1998 between Commonwealth  Shareholder Services,
Inc.
                           and the  Registrant is herein incorporated by
                        reference to Post-Effective Amendment   No.  3  to
                        Registrant's   Registration Statement  on Form  N-1A
                        (file Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.

                  (4)      Transfer Agency  Service  Agreement dated October
1,
                           1998 between Fund Services, Inc. and the
Registrant
                           is  herein   incorporated   by   reference   to
                           Post-Effective   Amendment  No.  3  to
Registrant's
                           Registration   Statement  on  Form  N-1A  (File
Nos.
                           333-26233  and  811-8199)  as  filed  with the SEC
on
                           November 3, 1998.

                  (5) Accounting Services Agreement between Commonwealth Fund Accounting and the Registrant is herein incorporated by reference to Post Effective
                     Amendment
                        No. 3 to Registrant's Registration Statement on
                        Form N-1A (File Nos. 333-26233 and 811-8199 as filed with the SEC on November 3, 1998.

        (i) Opinion and Consent of Counsel as to the legality of the securities being registered is filed herewith as Exhibit 23 (i).

         (j) Consent of Independent Accountants is filed herewith as Exhibit EX-23 (j).

         (k)      Not Applicable.

        (l)     (1)     Subscription  Agreement,  dated  November  17,
                1997,
                          by and between Monument Series Fund, Inc. and The Monument Group, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A
                          (File Nos. 333-26233 and 811-8199) as filed with the
                            SEC on December 22, 1997.
                 (2) Subscription Agreement, dated December 11,
                        1997,
                         by and between Monument Series Fund, Inc. and The Monument Group, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A
                         (File Nos. 333-26233 and 811-8199) as filed with the
                            SEC on December 22, 1997.
                (3)      Subscription  Agreement,  dated  December  12,
                        1997,
                         by and between Monument Series Fund, Inc. and The Monument Group, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A
                         (File Nos. 333-26233 and 811-8199) as filed with the
                            SEC on December 22, 1997.
                (4)      Subscription  Agreement,  dated  November  26,
                        1997,
                           by and between  Monument Series Fund,  Inc. and
David
                        A. Kugler is herein incorporated by reference to Pre-
                        Effective Amendment No. 2 to Registrant's
                        Registration Statement on Form N-1A (File Nos.
                        333-26233 and 811-8199) as filed with the SEC on
                        December 22, 1997.
                (5)      Subscription  Agreement,  dated  November  21,  1997,
                           by and between Monument Series Fund, Inc. and
Herbert
                           Klein, III is herein incorporated by reference to
                         Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (6)     Subscription  Agreement,  dated December 5, 1997, by and
                        between  Monument  Series Fund,  Inc. and Herbert Klein,
                        III is herein incorporated by reference to Pre-Effective
                        Amendment No. 2 to Registrant's  Registration  Statement
                        on Form N-1A
                          (File Nos. 333-26233 and 811-8199) as filed with
           the
                            SEC on December 22, 1997.
                 (7) Subscription Agreement, dated November 18,
                        1997,
                         by and between Monument Series Fund, Inc. and John H. Vivadelli is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's
                         Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (8)      Subscription  Agreement,  dated  November  18,  1997,
                           by and between  Monument Series Fund, Inc. and
John
                        B. Siewers,  II is herein incorporated by reference
                        to Pre-Effective Amendment No. 2 to Registrant's
                        Registration Statement on Form N-1A (File Nos.
                        333-26233 and 811-8199) as filed with the SEC on
                        December 22, 1997.
                (9)     Subscription Agreement,  dated November 24, 1997, by and
                        between  Monument  Series  Fund,  Inc.  and Francine and
                        Brian  Carb  is  herein  incorporated  by  reference  to
                        Pre-Effective    Amendment   No.   2   to   Registrant's
                        Registration Statement on Form
                           N-1A (File Nos. 333-26233 and 811-8199) as filed
           with
                          the SEC on December 22, 1997.
                 (10) Subscription Agreement, dated November 25,
                        1997,
                         by and between  Monument  Series Fund, Inc. and
                         Richard E. and Sarah H. Collier is herein
                         incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form
                           N-1A (File Nos. 333-26233 and 811-8199) as filed
           with
                          the SEC on December 22, 1997.
                 (11) Subscription Agreement, dated November 26,
                        1997,
                           by and between  Monument  Series Fund,  Inc. and
G.
                           Frederic White, III is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form
                           N-1A (File Nos. 333-26233 and 811-8199) as filed
           with
                          the SEC on December 22, 1997.
                (12) Subscription Agreement, dated December 2, 1997, by and between Monument Series Fund, Inc. and Victor H. Dates is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos.
                333-
                         26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (13)    Subscription  Agreement,  dated December 3, 1997, by and
                        between  Monument  Series  Fund,  Inc.  and  Heather and
                        Thomas  Young is herein  incorporated  by  reference  to
                        Pre-Effective    Amendment   No.   2   to   Registrant's
                        Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (14) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund, Inc. and Janine and Jeff Coyle is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (15) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund, Inc. and Paul E. Raposo is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (16)     Subscription  Agreement,  dated  December  5,  1997,
                           by  and between Monument Series Fund, Inc. and
Lynda
                           F. Williams is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-
                         26233 and 811-8199) as filed with the SEC on
                December
                         22, 1997.
                (17) Subscription Agreement, dated December 5, 1997, by and between Monument Series Fund, Inc. and
                Jason
                         Alexander is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's
                         Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (18)     Subscription  Agreement,  dated  December  10,
                        1997,
                        by and between Monument Series Fund, Inc. and Alexander C. Cheung is herein incorporated by reference to Pre-Effective Amendment No. 2 to
                        Registrant's Registration Statement on Form N-1A
                        (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.
                (19)     Subscription  Agreement,  dated  December  11,
                        1997,
                         by and between Monument Series Fund, Inc. and George DeBakey is herein incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26233 and 811-8199) as filed with the SEC on December 22, 1997.

         (m)      (1)      Distribution  Plan  pursuant to Rule 12b-1 dated
                           October 27, 1997 is herein incorporated by
                        reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A
   (File Nos. 333-26233 and 811-8199) as filed with the
                        SEC on December 22, 1997.

                (2) Amended Distribution Plan pursuant to Rule 12b-1 dated September 9, 1998 is herein incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A
                        (File Nos. 333-26233 and 811-8199) as filed with the SEC on November 3, 1998.

         (n) (1) Financial data schedule for Monument Washington Regional Growth Fund (which will become Monument Sciences Fund on May 1, 1999) is filed herewith as Exhibit EX-27.1.

                (2)     Financial   data   schedule  for   Monument   Washington
                        Aggressive Growth Fund is filed herewith as Exhibit EX-27.2.

         (o)      Not Applicable.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.

                  None.

ITEM 25.          INDEMNIFICATION.

      Under Section 2-418 of Maryland General Corporation Law, a corporation may indemnify certain Directors, officers, employees, or agents. Consistent with Maryland law, Article Seventh of Registrant's Articles of Incorporation ("Articles") permits it to indemnify its Directors and officer to the fullest extent permitted by law. In addition, Section 10 of Registrant's By-Laws permits it to insure and indemnify its Directors, officers, employees and agents to the fullest extent permitted by law. The above-cited provisions of Registrant's Articles and By-Laws, which were filed with the initial filing of this Registration Statement, are incorporated by reference into this Item.

      The Registrant has entered into agreements with various service providers, pursuant to which Directors, offices and employees of the Registrant have been indemnified, to the extent permitted by applicable law. These agreements have been filed as exhibits to this Registration Statement, and are hereby incorporated by reference into this Item to the extent necessary.

      Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

      Monument Advisors, Ltd., ("Advisors"), the Registrant's investment adviser, located 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, acts as manager or adviser to qualified individuals, retirement plans, charitable foundations and trusts. David A. Kugler is an officer of Advisors. Mr. Kugler was an account executive for Paine Webber, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202, from September 1994 through January 1997. Mr. Kugler now serves as President of The Monument Group, Inc., Monument Distributors, Inc., and the Registrant, in addition to Advisors. The principal business address for each of the Monument entities listed above is identical to that of Advisors.


ITEM 27. PRINCIPAL UNDERWRITERS

         (a)      None

         (b)

Name and Principal   Position and Office  Positions and
Business Address          with Underwriter          Offices with Fund

David A. Kugler      President,           Chairman, President
4847 Cordell Avenue  Treasurer and        and Treasurer
Suite 290            Director
Bethesda, MD 20814





(c)      Not Applicable.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as
         amended, and the rules promulgated thereunder are kept in several locations:

         (a)      Shareholder   account   records   (including   share
ledgers,
                  duplicate confirmations, duplicate account statements and
                  applications forms) of the Registrant are maintained by its transfer  agent,  Fund Services,  Inc., at 1500 Forest
Avenue,
                  Suite 111, Richmond, VA. 23229.

         (b)      Investment  records including  research  information,
records
                  relating  to  the   placement   of   brokerage
transactions,
                  memorandums    regarding   investment    recommendations
for
                  supporting and/or  authorizing the purchase or sale of
assets,
                  information   relating   to  the   placement   of
securities
                  transactions,   certain   records   and   compliance   records
                concerning investment recommendations of the Monument Series Fund, Inc. are maintained at the series' investment advisor, Monument Advisors, Ltd., at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814.

         (c) Accounts and records for portfolio securities and other investment assets, including cash, are maintained in the
                custody of the Registrant's custodian bank, Star Bank, N.A., 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

         (d)      Accounting  records,  including  general  ledgers,
supporting
                  ledgers, pricing computations, etc. are   maintained  by
the
                  Registrant's  accounting  services agent, Commonwealth Fund
                Accounting, 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

         (e) Administrative records, including copies of the charter, by-laws, agreements, and reports, certain shareholder communications, etc., are kept by the Registrant's Administrator, Commonwealth Shareholder Services, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

         (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, Monument Distributors, Inc. at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814

ITEM 29. MANAGEMENT SERVICES

         There are no management-related service contracts not discussed in
         Parts A or B of this Form.

ITEM 30. UNDERTAKINGS.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Bethesda, and State of Maryland on the 1st day of March 1999.




                               MONUMENT SERIES FUND, INC.
                               Registrant




                                    By /s/David A. Kugler
                                    David A. Kugler, President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

(Signature)                    (Title)              (Date)

/s/David A. Kugler        Director, President  April 15, 1999
David A. Kugler                (Chief Executive
                          Officer), Treasurer
                            (Chief Financial Officer
                            and Principal Accounting
                                    Officer)








Exhibit No.         EXHIBIT INDEX                   EDGAR EXHIBIT #

Exhibit 23(g)(2)       Custody Agreement                Ex.99.85.2

Exhibit 23(i)     Opinion and Consent of Counsel        Ex.99.85.3

Exhibit 23(j)     Consent of Independent Accountants    Ex.99.85.4

Exhibit 23(n)(1)    Financial Data Schedule for the
                     Monument Washington Regional
                     Growth Fund                         Ex-27.1

Exhibit 23(n)(2)    Financial Data Schedule for the
                     Monument Washington Regional
                     Aggressive Growth Fund         EX-27.2



                                CUSTODY AGREEMENT

         This agreement (the "Agreement") is entered into as of the 15th day of October, 1998, by and between Monument Series Fund, Inc., (the "Fund"), an open-end diversified investment business corporation organized under the laws of Maryland and having its office at 8377 Cherry Lane Laurel, Maryland 20707 for the benefit of the Monument Washington Regional Growth Fund; Monument Washington Regional Aggressive Growth Fund and Monument Internet Fund series (the "Series"), and Star Bank, National Association, (the "Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.
         WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Series as required by the Investment Company Act of 1940, as amended (the "Act").
         WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Series' Securities and moneys at any time owned by the Series during the term of this Agreement (the "Series Assets").
         WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.
         THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                                    ARTICLE  I
                                                    Definitions

         The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:
         Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors of

                                                         2

the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

     Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.

      Depository - The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent.

         Dividend  and  Transfer   Agent  -  the  dividend  and  transfer  agent
appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund.

         Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.

         Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.

    Officers - the Chairman, President, Secretary, Treasurer,

                                                         3


Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

         Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian not later than the business day immediately following receipt of such Oral Instructions.

         Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.

         Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.

         Written Instructions - communication received in writing by the
Custodian from an Authorized Person.

                                      ARTICLE II
                       Documents and Notices to be Furnished by the Fund

         A The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:
         1. A copy of the Articles of Incorporation of the Fund certified by the Secretary.
         2. A copy of the By-Laws of the Fund certified by the Secretary.
         3.       A copy of the resolution of the Board of Directors of the

                                                         4


Fund appointing the Custodian, certified by the Secretary.
         4.       A copy of the then current Prospectus of the Series.
         5. A Certificate of the President and Secretary of the Fund setting forth the names and signatures of the Officers of the Fund.
         B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.

                                                    ARTICLE III
                                              Receipt of Fund Assets

         A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Series Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.
         B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Series Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.
         C. As and when received, the Custodian shall deposit to the account(s) of the Series any and all payments for shares of the Series issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.

                                                    ARTICLE IV
                                           Disbursement of Fund Assets

         A. The Fund shall furnish to the Custodian a copy of the resolution of the Board of Directors of the Fund, certified by the Fund's Secretary, either
(i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Series, the date of payment thereof, the record date as of

                                                         5




which Fund shareholders entitled to payment shall be determined, the amount payable per share to Series shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Series shareholders entitled to payment shall be determined, the amount payable per share to Series shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.
                  On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Series so that they are available for such payment.
         B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Series so that they are available for such payment.
         C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Series Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.
         D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Series Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.
         E. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such

                                                         6


payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts to any imprest account maintained for the Series as and when directed from the Series
Assets.
The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.

                                                     ARTICLE V
                                              Custody of Fund Assets

         A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund for the assets of the Series, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Series, other than cash maintained by the Fund in a bank account established and used by the Series in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Series may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.
         B. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained at Star
Bank, N.A. for the benefit of the Series.
         C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Series shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Series.
         D. With respect to all Securities held for the Series, the Custodian shall on a timely basis (concerning items 1 and 2 below,

                                                         7




as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):
         1.       Collect all income due and payable with
                  respect to such Securities;
         2. Present for payment and collect amounts payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;
         3.       Surrender Securities in temporary form for definitive
                  Securities; and
         4. Execute, as agent, any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any
                  foreign taxing authority, now or hereafter in effect.
         E. Upon receipt of a Certificate and not otherwise, the Custodian shall:
                  1. Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any
                          Securities may be exercised;
                 2. Deliver any Securities in exchange for other
                           Securities or cash issued or paid in connection
with
                           the liquidation, reorganization, refinancing, merger, consolidation, or recapitalization of any corporation, or the exercise of any conversion privilege;
                  3. Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence

                                                         8



                           such delivery;
                  4.       Make such transfers or exchanges of the assets of
the
                           Fund and take such other  steps as shall be stated
in
                           said   Certificate   to  be  for   the   purpose
of
                           effectuating any duly authorized plan of
liquidation,
                           reorganization,      merger,     consolidation
or
                           recapitalization of the Fund; and
                  5. Deliver any Securities held for the Series to the depository agent for tender or other similar offers.
         F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written Instruction.
         G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.

                                                    ARTICLE VI
                                          Purchase and Sale of Securities

         A. Promptly after each purchase of Securities by the Fund for the Series, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the;
                  1.       name of the issuer and the title of the Securities,
                  2. principal amount purchased and accrued interest, if any,
                  3.       date of purchase and settlement,
                  4.       purchase price per unit,

                                                         9




                  5.       total amount payable, and
                  6. name of the person from whom, or the broker through which, the purchase was made.
The Custodian shall, against receipt of Securities purchased by or for the Series, pay out of the Series Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.
         B. Promptly after each sale of Securities by the Fund for the Series, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;
                  1.       name of the issuer and the title of the Securities,
                  2.       principal amount sold and accrued interest, if any,
                  3.       date of sale and settlement,
                  4.       sale price per unit,
                  5.       total amount receivable, and
                  6.       name of the person to whom, or the broker through
                            which, the sale was made.
The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.
         C. On contractual settlement date, the account of the Series will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Series, irrespective of delivery.
         D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The
Custodian may, in its sole discretion, upon receipt of a

                                                        10


Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.
         E. The Custodian shall, upon receipt of a Written Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of the Series. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:
                  1. in accordance with the provision of any agreement among the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a member of the National Association of Securities Dealers (NASD) (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund for the Series;
                  2.       for  purposes  of  segregating   cash  or  government
                           securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund for the Series;
                  3. for the purpose of compliance by the Series with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act
                           Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment

                                                        11



                           companies; and
                  4. for other corporate purposes, only in the case of
                           this clause 4 upon  receipt of a copy of a
resolution
                           of the Board of Directors  of the Fund,  certified
by
                           the Secretary of the Fund, setting forth the
purposes
                           of such segregated account.
         F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Series unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund for the respective Series payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.

                                                    ARTICLE VII
                                                 Fund Indebtedness

         In connection with any borrowings by the Fund for the Series, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth

                                                        12



by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Series on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.
         The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.

                                                   ARTICLE VIII
                                             Concerning the Custodian

         A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Fund's

                                                        13



duties hereunder or any other action or inaction of the Fund or its Directors, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.
         B. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:
                  1. The validity of the issue of any Securities purchased by or for the account of the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;
                  2. The legality of the sale of any Securities by or for the account of the Series, or the propriety of the amount for which the same are sold;
                  3. The legality of the issue or sale of any shares of the Series, or the sufficiency of the amount to be received therefor;
                  4. The legality of the redemption of any shares of the Series, or the propriety of the amount to be paid therefor;
                  5. The legality of the declaration or payment of any dividend by the Fund in respect of shares of the Series;
                  6. The legality of any borrowing by the Series on behalf of the Fund, using Securities as collateral;
         C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Series from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and

                                                        14




Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.
         D. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.
         E. The Fund  acknowledges  and hereby  authorizes the Custodian to hold
Securities  through its various agents  described in Appendix B annexed hereto.
The Fund hereby represents that such authorization has been duly approved by the Board of Directors of the Fund as required by the Act. The Custodian acknowledges that although certain Series Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Series Assets.
         In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Series. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist directors of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.
         F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or

                                                        15




held by it for the account of the Fund are such as properly may be held by the
Series under the provisions of the Articles of Incorporation and the Fund's
By-Laws.
         G. The Custodian shall treat all records and other information relating to the Fund and the Series Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.
         H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian from the assets of the Series such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The Custodian shall be entitled to charge against any money held by it for the account of the Series, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees relating to such Series. The expenses which the Custodian may charge against the account of the Series include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.
         I. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, not later than the following business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no greater liability to the Fund for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions than would arise as to a similar transaction pursuant to a Written Instruction.
         J.       The Custodian will (i) set up and maintain proper books

                                                        16



of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and
(ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.
         K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.
         L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Series and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Series as an investment.
         M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.
         N. The Fund hereby pledges to and grants the Custodian a security interest in any Series Assets to secure the payment of any liabilities of the Series to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.



                                                        17



                                                    ARTICLE  X
                                                    Termination

         A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.
         B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be

                                                        18



deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.

                                                    ARTICLE XI
                                                   MISCELLANEOUS
         A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.
         B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer,
Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Directors of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

                                                        19



         C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board of Directors, acting as such Directors for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Maryland, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Directors, Officers, agents or holders of shares, personally, but bind only the Fund.
         D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.
         E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star Bank Center, 425 Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.
         F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at 8733 Cherry Lane Laurel, Maryland 20707 or at such other place as the Fund may from time to time designate in writing.
         G. This Agreement, with the exception of the Appendices,may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Directors of the Fund.
         H.       This Agreement shall extend to and shall be binding upon

                                                        20



the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.
         I. This Agreement shall be construed in accordance with the laws of the State of Ohio.
         J. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.


                                            Monument Series Fund, Inc.



ATTEST:                                    By: _________________________

------------------------




                                           Star Bank, N.A.



ATTEST:                                     By: _________________________
                                                Marsha A. Croxton
_____________                                   Vice President






                                                        21




                                                    APPENDIX A


         Authorized Persons                 Specimen Signatures


Chairman:


President:


Secretary:


Treasurer:


Controller:


Adviser Employees:





Transfer Agent/Fund Accountant

Employees:















                                                        22






                                                    APPENDIX  B




The following agents are employed currently by Star Bank, N.A. for securities processing and control . . .


                The Depository Trust Company (New York)
                7 Hanover Square
                New York, NY  10004

                The Federal Reserve Bank
                Cincinnati and Cleveland Branches

                Bankers Trust Company
                16 Wall Street
                New York, NY  10005
                (For Foreign Securities and certain non-DTC eligible
Securities)

                                                        23






                                                    APPENDIX  C

                                            Standards of Service Guide

                                                        24





                                                    APPENDIX  D

                                             Schedule of Compensation





                                 April 15, 1999

Monument Series Fund, Inc.
8377 Cherry Lane
Laurel, Maryland  20707

Dear Ladies and Gentlemen:

      This opinion is given in connection with the filing with the Securities and Exchange Commission ("SEC") by Monument Series Fund, Inc., a Maryland corporation ("Company"), of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended ("1933 Act") and Amendment No. 7 under the Investment Company Act of 1940 ("1940 Act") (File Nos. 333-26223 and 811-8199) relating to an indefinite amount of authorized shares of beneficial interest, at a par value of $.001 per share, of three separate series of the Trust: (i) Monument Washington Regional Growth Fund (which will be renamed the Monument Medical Sciences Fund, assuming an affirmative shareholder vote to change the investment objective and name of the fund at a Special Meeting of shareholders scheduled for April 30,
1999); (ii) Monument Washington Regional Aggressive Growth Fund (which will be renamed Monument Washington Aggressive Growth Fund with this filing); and (iii) Monument Internet Fund (together, "Funds"). The authorized shares of beneficial interest of the Portfolios are hereinafter referred to as the "Shares."

      We have examined the following documents: Articles of Incorporation; Articles of Amendment; By-Laws; Registration Statement on Form N-1A filed on April 30, 1997; Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on October 21, 1997; Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on December 27, 1997; Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 12, 1998; Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 29, 1998; Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on November 3, 1998; Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 1, 1999; and Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A to be filed on or about April 15, 1999; pertinent provisions of the laws of the State of Maryland; and such other corporate records, certificates, documents and statutes that we have deemed relevant in order to render the opinion expressed in this letter.

      Based on our examination, we are of the opinion that:

      1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and

      2. The Shares to be offered for sale by the Company, when issued in the manner contemplated by the Registration Statement, as amended, will be legally issued, fully-paid and non-assessable.

      This letter expresses our opinion as to the Maryland General Corporation Law, governing matters such as the due organization of the Company and the authorization and issuance of the Shares, but does not extend to the securities or "Blue Sky" laws of Maryland or to federal securities or other laws.

      We consent to the use of this opinion as an exhibit to the Registration Statement, as amended.

                                    Very truly yours,

                                    /s/ DECHERT PRICE & RHOADS
                                    DECHERT PRICE & RHOADS





                         CONSENT OF INDEPENDENT AUDITORS



Monument Series Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 5 to Registration Statement No. 333-26223 of our auditors' report included in the Annual Report to Shareholders for the period ended October 31, 1998 and to the reference to us under the caption "Financial Highlights" appearing in the Prospectus, which is a part of such Registration Statement.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
April 14, 1999